UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 5, 2023 (October 4, 2023)
Date of Report (Date of earliest event reported)
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Elevance Health, Inc.
(Exact name of registrant as specified in its charter)
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Indiana (State or other jurisdiction of incorporation or organization)	001-16751 (Commission File Number)	35-2145715 (I.R.S. Employer Identification Number)
220 Virginia Ave
Indianapolis, IN 46204
(Address of principal executive offices and zip code)
(833) 401-1577
(Registrant's telephone number, including area code)
________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01	ELV	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 4, 2023, the Board of Directors (the “Board”) of Elevance Health, Inc. (the “Company”) approved the amendment of the Company’s Bylaws (as so amended, the “Bylaws”) to, among other things, update procedural and informational requirements applicable to director nominations submitted by shareholders in light of the Securities and Exchange Commission’s adoption of “universal proxy” rules as set forth in Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The amendments to the Bylaws include the following changes applicable to shareholders seeking to nominate director(s) at a meeting:

•supplementing the representations and documentation that a nominating shareholder is required to provide to the Company, including among other things, a description of (1) any plans or proposals which such shareholder, beneficial owner, if any, or control person may have with respect to securities of the Company that would be required to be disclosed pursuant to Item 4 of Exchange Act Schedule 13D and (2) any agreement, arrangement or understanding with respect to the other business between or among such shareholder, beneficial owner, if any, or control person and any other person, including, without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D, which description shall include, in addition to all other information, information identifying all parties thereto (in the case of either clause (1) or (2), regardless of whether the requirement to file a Schedule 13D is applicable);
•requiring that a nominating shareholder certify no later than the tenth day prior to the meeting that it has met all applicable requirements of Exchange Act Rule 14a-19 to deliver a proxy statement and form of proxy to holders of at least 67% of the voting power of the Company’s common stock;
•requiring that any shareholder directly or indirectly soliciting proxies from other shareholders use a proxy card color other than white, which is reserved for the exclusive use of the Board;
•limiting the number of nominees a shareholder may nominate to the number of directors to be elected at the meeting; and
•clarifying that votes for any nominee who does not comply with the Bylaws or the requirements of Exchange Act Rule 14a-19 may be disregarded.

The foregoing description is qualified by reference to the full text of the Bylaws, a copy of which is filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
3.1	Bylaws of Elevance Health, Inc., as amended October 4, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 5th day of October, 2023.

ELEVANCE HEALTH, INC.

By:	/s/ Kathleen S. Kiefer
Name:	Kathleen S. Kiefer
Title:	Chief Governance Officer and Corporate Secretary